Exhibit 99.1

Executive Compensation Carpenter Technology Corporation October 2017

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2017 and the exhibits attached to that filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; and (16) the success of actions taken to reduce costs associated with retirement and pension plans. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. © 2017 CRS Holdings, Inc. All rights reserved 2

Executive Summary New CEO and executive team’s execution delivering results to shareholders CEO initiated new strategy and vision to transform 128 year old company into market driven preferred solutions provider and irreplaceable supplier Executive team has delivered tangible results on strategy while successfully navigating challenging market conditions (e.g., oil & gas) Board of Directors, fully supportive, felt one-time equity incentive appropriate to retain executives during critical early phases of transformation Highly aligned with shareholder interests (67% stock options / 33% RSUs) Annual financial targets and one-time equity incentive received rigorous review through governance process, including Audit Finance Committee, prior to approval Board of Directors fully supportive of Compensation Committee’s decisions Glass Lewis has recommended vote in favor of Executive Officers’ Compensation © 2017 CRS Holdings, Inc. All rights reserved 3 Seeking your support to approve compensation program for Named Executive Officers

Carpenter’s Recent History Board of Directors appointed CEO approximately two years ago during significant industry challenges in Energy and Industrial end-use markets CEO moved quickly to transform strategy and strengthen leadership (e.g., Chief Financial Officer, Chief Operating Officer and Chief Commercial Officer) Simultaneously, began a business and cultural overhaul including introducing proactive and performance driven approach to sales and manufacturing while simultaneously stabilizing the balance sheet Began aggressively attacking costs through the Carpenter Operating Model resulting in significant cost savings coupled with freezing largest pension plan Revamped commercial organization from product-focused to end-use market focused approach and began executing a solutions-focused strategy Strategic, operating and financial initiatives have supported significant improvement in Carpenter’s results, outlook and stock price performance © 2017 CRS Holdings, Inc. All rights reserved 4

Our Strategy

Business Purpose: Our driving force is to leverage our core technical strength in engineered materials and process capabilities to solve our customers' current and anticipated challenges. We will grow in market segments where we can provide differentiated and value-added solutions to complex problems. We will solidify our position as the industry leader by being the preferred solutions provider and providing our customers a competitive advantage.

Driving Force: Distinctive Product and Process Capabilities

REQUIRED CAPABILITIES

AREA OF EXCELLENCE: Technology Development

- Respond to customer technical questions quickly
- Rapidly translate customer needs into solutions
- Develop proprietary and breakthrough products
- Establish and maintain process expertise and excellence
- Capture internal "know-how"

AREA OF EXCELLENCE: Operational Excellence

- Be safe and engaged
- Practice System Thinking
- Develop and execute standard work
- Identify and eliminate waste
- Employ root cause problem solving
- Perform daily management
- Control key process variables

AREA OF EXCELLENCE: Strategic Marketing

- Think, act and execute in a future outcome manner
- Translate broad strategies into actionable plans
- Demonstrate market knowledge
- Segment and target markets based on potential value and growth
- Provide timely customer solutions
- Support the go-to-market approach and advantage

AREA OF EXCELLENCE: Talent Engagement

- Acquire talent on an ongoing basis
- Provide attractive mix of rewards and recognition
- Sustain a high-performance environment
- Employ a living strategic work plan
- Develop talent-based upon criticality to the organization
- Anticipate changing requirements of a shifting workforce and marketplace
- Create compelling careers

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Total Shareholder Returns (TSR) Carpenter CRS 47.39 22.5% 27.46% 38.68 Construction & Engineering Cabot Valmont CBT VMI 56.34 158.50 51.1% 33.3% 59.20% 36.82% 37.29 118.87 Barnes Kenmetal Timken B KMT TKR 70.32 40.10 48.75 80.4% 17.5% 33.3% 85.33% 25.27% 42.27% Industrial Machinery 38.99 34.12 36.57 Hexcel KLX HXL KLXI.O 57.18 53.04 9.35 15.0% 20.2% -38.3% 17.35% 20.19% -38.28% Aerospace & Aircraft 49.74 44.13 15.15 Wesco Aircraft WAIR.K AK Steel AKS 5.50 42.1% 42.12% Steel 3.87 Allegheny ATI 30.2 23. 59 -21. 9% -19.28% Cleveland CLF 4.33 7.18 65.8% 65.82% Haynes HAYN.O 49.32 35. 29 -28. 4% -24.34% Suncoke SXC 8.97 -31.0% -27.46% 13 Century Kaiser CENX.O KALU.O 16.91 102.90 62.1% 23.9% 62.13% 30.16% Aluminum 10.43 83.08 Peer Average 25.15% Carpenter 27.46% Memo: ISS Peer Average * T. Thene appointed President and CEO on July 1, 2015 30.13% © 2017 CRS Holdings, Inc. All rights reserved 6 Since CEO appointment and two years into turnaround, TSR above peer group average Category Company Ticker 6/30/2015 9/29/2017 % Change TSR%

Fiscal Year 2016 & 2017 Highlights

Fiscal Year 2016		Fiscal Year 2017	
Established new executive team / new strategy / new vision	Reduced variable operating expenses by ~6%	53% backlog growth from new solutions approach	Reduced variable operating expenses by ~3%
Began investment into next generation technologies	Delivered $78 million in year-over-year cost reductions	Q4-17 - 17.3% SAO operating margin - highest in 3 years	Pension freeze - ~$50 million annual savings & no labor disruption
Generated $139 million of free cash flow	Returned $159 million to shareholders	Maintained investment grade credit rating	$34 million returned to shareholders via dividend

Foundational changes in fiscal year 2016 drove significant results in fiscal year 2017

© 2017 CRS Holdings, Inc. All rights reserved
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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Executive Compensation Program Philosophy performance alignment between company performance, as measured total direct compensation Compensation Committee follows an established process to set targets and determine appropriate payouts Establish rigorous targets based upon operating plan resulting from a rigorous review of past results, existing market factors and long-term needs Review additional factors including internal equity, strategic importance of role, individual performance (past and expected), experience Engage external compensation advisor to review financial measures appropriate for industry Compare all compensation elements to market median levels with a focus on +/-15% as competitive Consider multiple data sources including peer group proxy disclosed data and survey data Exercise informed negative discretion in determining final payouts Two-thirds of CEO pay is at risk with NEO at risk pay at 56% of Total Direct Compensation © 2017 CRS Holdings, Inc. All rights reserved 8 Multi-faceted review process to ensure appropriate compensation Principles of our program Incorporate both individual and company performance and recognize that actual pay will fluctuate above and below target pay based upon performance Consider both individual criteria and company metrics in setting target goals: Encourage and spur both individual and team accomplishments Individual Company • Successive execution of key strategic goals • Leadership capability • Individual contribution to both short-and long-term business results • Ethical conduct and regulatory compliance • Operating Income • Free Cash Flow • Adjusted EBITDA • Safety • Total Shareholder Return Attract and retain executives who can drive overall Ensure performance-driven design that maintains strong by stockholder value criterion, key financial metrics and

Annual Incentives: Operating Income

Operating Income*

Cost reductions largely offset impact of volume decline



$133
$121
2016
2017

$ in millions

* Excludes the pension earnings, interest and deferrals (pension EID) portion of net pension expense

Fiscal year 2017 plan for operating income effectively flat compared to fiscal year 2016 due to:

1. Rapid decline in oil prices with limited signs of recovery needed to drive higher Energy end-use market activity
   - Oil and gas demand remained depressed and impacted Energy and Industrial end-use markets
2. Transportation - heavy truck market showed continued decline into fiscal year 2017
3. In Aerospace, industry-wide uncertainty in timing of ramp-up of next-generation engines
4. Fiscal year 2017 annual operating plan assumed target variable compensation following historically low payout of ~20% in 2016
   - Excluding variable compensation change, fiscal year 2017 operating income target was a significant increase versus fiscal 2016 actual results
5. Rigorous review process conducted with Audit Finance Committee prior to obtaining Compensation Committee approval
6. Fiscal year 2017 annual variable compensation (EBCP) paid out at 79.7%

Aggressive operating goals masked by industry trends and variable compensation accruals

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Long-Term Equity Incentive Awards Given criticality of maintaining stable leadership to implement turnaround, Compensation Committee (with full Board support) approved one-time off-cycle long-term equity incentives CEO is cornerstone of cultural and financial transformation and critical to executing the strategic vision and its ongoing success Special equity award granted to provide strong incentive to drive multi-year turnaround and superior long-term performance CEO must still be employed at end of 3 year vesting period to realize award Equity award ensures CEO’s compensation program remains fully aligned with shareholder interests (67% stock options / 33% RSUs) Executive team also critical to continued success of executing our multi-year commercial, manufacturing and capital allocation strategies Chief Operating Officer architect of Carpenter Operating Model Chief Financial Officer lead pension freeze and increased rigor on balance sheet © 2017 CRS Holdings, Inc. All rights reserved 10 Goal to drive performance and align compensation with shareholder value creation

Summary

- New executive team's execution delivering results – TSR of 27.5% (above peer average) and two Wall Street sell-side "buy" recommendations in last year
- Executive team critical to ongoing successful implementation of transformation and execution of new irreplaceable solutions provider strategy
  - Manufacturing: implementation of the Carpenter Operating Model drove ~6% and ~3% reduction in variable manufacturing costs last two years
  - Commercial: solutions focused approach drove 53% backlog increase in fiscal 2017
- Fiscal year 2017 targets relatively flat to fiscal year 2016 actuals largely driven by external market factors and variable compensation assumed at target payout
  - Actual fiscal year 2017 payout of 79.7%
- One-time special long-term equity incentive aimed at ensuring executive stability while continuing to align compensation with shareholder interests (67% stock options / 33% RSUs)
- Board of Directors fully supportive of Compensation Committee's decisions
- Glass Lewis has recommended vote in favor of Executive Officers' Compensation

Seeking your support to approve compensation program for Named Executive Officers

© 2017 CRS Holdings, Inc. All rights reserved
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CARPENTER® | WHEN PERFORMANCE IS EVERYTHING